================================================================================
                                    SELIGMAN

                           [GRAPHIC PHOTO - OMITTED]



                                    SELIGMAN
                                      CASH
                                   MANAGEMENT
                                   FUND, INC.

================================================================================
                       A MONEY MARKET MUTUAL FUND SEEKING
        TO PRESERVE CAPITAL AND TO MAXIMIZE LIQUIDITY AND CURRENT INCOME

                         JUNE 30, 1997 o MID-YEAR REPORT

================================================================================
TO THE SHAREHOLDERS

   Seligman Cash Management Fund continued to invest in high-quality money market instruments, such as US Government agency and instrumentality obligations, bank obligations, commercial paper, and short-term corporate debt securities, in order to preserve your capital and to maximize liquidity. Information on the Fund's results for the first half of 1997 appears on page 3.

   Thus far, 1997 has shown great promise for both the domestic economy and the financial markets. In the first quarter, yields in the short-term securities market rose in anticipation of the Federal Reserve Board's decision to increase the federal funds rate by 25 basis points in March, which improved the Fund's performance. Yields continued their ascent in April under the assumption that the strong rate of economic growth would compel the Fed to continue to raise short-term rates. However, the Fed left short-term interest rates unchanged in May, as new reports indicated moderating economic activity and tame inflation. This change in the outlook brought yields in the short-term securities market lower by the end of the second quarter. The yield on the benchmark three-month US Treasury bill fell to 5.17% at June 30, having reached a high of 5.40% on March 21.

   The long-term outlook for the US economy remains positive. The reasonable growth of the economy and the benign levels of inflation make it unlikely that the Fed will raise short-term interest rates in the near future. Seligman Cash Management Fund's yield, as well as yields of all money market funds, depends on the interest rate outlook and the Fed's actions. The yield levels of the short-term securities market will change only with a significant shift in the economic forecast due either to increased inflationary pressures or a surge in economic growth, as either event may prompt the Fed to tighten short-term interest rates.

   The yield spreads between short-term bank obligations, corporate debt securities, and commercial paper on the one hand, and short-term federal government instruments on the other, have narrowed to the point where the increased risks inherent in investments not guaranteed by the federal government are not justified by their current yield differentials. Accordingly, your Manager has decided to begin investing a substantial portion of the Fund in short-term government securities. This change is expected to result in a slight reduction in the Fund's yield. Your Manager has agreed to waive a portion of its management fee to mitigate, in part, the impact.

   We are pleased to introduce your redesigned Shareholder Report. This change is part of a corporate effort to enhance the overall clarity and quality of all communications to our Shareholders. We hope you find the additional information contained herein helpful.

   We thank you for your continued support of Seligman Cash Management Fund, and look forward to serving your investment needs in the many years to come.

   A discussion with your Portfolio Manager and the Fund's portfolio of investments follow this letter.

By order of the Board of Directors,





/s/ William C. Morris
---------------------
    William C. Morris
    Chairman



                                                               /s/ Brian T. Zino
                                                               -----------------
                                                                   Brian T. Zino
                                                                       President


August 1, 1997

                                                                            ----

================================================================================
INTERVIEW WITH YOUR PORTFOLIO MANAGER, LEONARD J. LOVITO

Q.  WHICH ECONOMIC FACTORS AFFECTED THE FUND'S PERFORMANCE?

A. On March 25, 1997, the Federal Reserve Board made this year's only adjustment to short-term interest rates, raising the federal funds rate by 25 basis points to 5.50%. The Fed tightened monetary policy in response to accelerating economic growth and the potential for increased inflation. The robust economic activity was expected to continue through the second quarter, which would prompt further fed funds rate increases. Anticipating these higher rates, the three-month US Treasury bill yield rose to peak at 5.40% in late March. In the second quarter, however, economic growth moderated and the rate of inflation continued to fall. Consequently, the Fed made no additional changes to interest rates. The lack of Fed action provoked a decline in short-term money market yields, as evidenced by the drop in the yield of the three-month US Treasury bill to 5.17% by June 30.

Q.  WHAT WAS YOUR INVESTMENT STRATEGY?

A. Once it became evident that the Fed would probably raise interest rates, the average maturity of the Fund was reduced from approximately 40 days to 30 days. This strategy was employed to take advantage of rising money market yields, and the Fund's seven-day effective yield rose to 4.91% from 4.71% (the effective yield is the annualized yield with all dividends reinvested). Recently, as it appeared that the Fed would maintain the current short-term interest rate levels, the average maturity of the Fund was kept between 30 and 40 days. At June 30, 1997, the Fund's seven-day effective yield stood at 4.81%.

Q.  WHAT IS THE OUTLOOK?

A. If economic growth and low inflation persist for the remainder of 1997, the Fed will probably not make any interest rate adjustments. If this is the case, we will continue to maintain a 30 to 40 day average maturity. However, if economic activity increases to the point where fears of inflation are rekindled, we will reduce the Fund's average maturity to take advantage of rising short-term interest rates, which would ultimately increase the Fund's yield. Conversely, if the economy were to slow to a pace where monetary easing was warranted, the Fund would increase its average maturity to lock in higher rates.

--------------------------------------------------------------------------------

A TEAM APPROACH

Seligman Cash Management Fund is managed by the Seligman Taxable Fixed Income Team. Mr. Leonard J. Lovito, Portfolio Manager, is assisted by seasoned research professionals who are responsible for identifying quality money market instruments in order to preserve investors' capital and to maximize liquidity and current income.

[GRAPHIC OMITTED:  PHOTOGRAPH OF THE FOLLOWING INDIVIDUALS:]

SELIGMAN TAXABLE FIXED INCOME TEAM: (FROM LEFT) NICHOLAS WALSH, SUSAN EGAN, (SEATED) LEONARD J. LOVITO (PORTFOLIO MANAGER)

--------------------------------------------------------------------------------

----
2

===============================================================================================================
INVESTMENT RESULTS


                                                                          SIX MONTHS ENDED JUNE 30, 1997
                                                                   --------------------------------------------
                                                                     CLASS A          CLASS B         CLASS D
                                                                   -----------      ----------      -----------

NET ASSETS AT JUNE 30, 1997 ...................................    $199,922,318     $4,417,567      $25,352,148
NET ASSET VALUE PER SHARE AT JUNE 30, 1997 ....................           $1.00          $1.00            $1.00
NUMBER OF SHAREHOLDERS AT JUNE 30, 1997 .......................          11,333            285            1,237
DIVIDENDS .....................................................           $.023          $.018            $.018
ANNUALIZED NET YIELD PER SHARE ................................           4.66%          3.66%            3.66%
ANNUALIZED EFFECTIVE YIELD PER SHARE WITH
DIVIDENDS INVESTED MONTHLY ....................................           4.76%          3.72%            3.72%


-----------------
Investments in the Fund are neither insured nor guaranteed by the US Government, and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.


                                                                            ----

======================================================================================================================
PORTFOLIO OF INVESTMENTS
June 30, 1997

                                                                   ANNUALIZED
                                                                    YIELD ON             PRINCIPAL
                                                                  PURCHASE DATE           AMOUNT              VALUE
                                                               ------------------       -----------         ---------
COMMERCIAL PAPER 45.6%
AUTOMOTIVE  5.1 %
Ford Motor Credit Corp., 8/25/97 ........................             5.62%             $11,700,000       $ 11,600,972
                                                                                                          ------------
BANKING  4.3%
Norwest Financial Corp., 9/18/97 ........................             5.62               10,000,000          9,878,428
                                                                                                          ------------
CAPITAL EQUIPMENT  10.4%
General Electric Capital Corp., 7/24/97 .................             5.72               12,700,000         12,654,238
John Deere Capital Corp., 8/22/97 .......................             5.62               11,400,000         11,308,775
                                                                                                          ------------
                                                                                                            23,963,013
                                                                                                          ------------
FINANCE  20.9%
American Express Credit Corp., 9/2/97 ...................             5.63               11,500,000         11,388,306
American General Finance Corp., 8/6/97 ..................             5.71               11,700,000         11,634,129
Associates Corp. of North America, 9/17/97 ..............             5.63               11,500,000         11,361,712
Beneficial Corp., 7/9/97 ................................             5.66               13,700,000         13,683,012
                                                                                                          ------------
                                                                                                            48,067,159
                                                                                                          ------------
OFFICE PRODUCTS  4.9%
Pitney Bowes Credit Corp., 9/26/97 ......................             5.62               11,400,000         11,247,373
                                                                                                          ------------
TOTAL COMMERCIAL PAPER (Cost $104,756,945) ..............                                                  104,756,945
                                                                                                          ------------
FIXED TIME DEPOSITS  30.1%
ABN-AMRO Bank, Grand Cayman, 7/1/97 .....................             6.08               11,000,000         11,000,000
Bank of Montreal, Grand Cayman, 7/1/97 ..................             6.21               11,000,000         11,000,000
Bayerische Vereinsbank AG, Grand Cayman, 7/1/97 .........             6.08               11,000,000         11,000,000
Canadian Imperial Bank of Commerce,
  Grand Cayman, 7/1/97 ..................................             6.21               11,000,000         11,000,000
First National Bank of Chicago,
  Grand Cayman, 7/1/97 ..................................             6.21               11,000,000         11,000,000
National Westminster Bank, Nassau, 7/1/97 ...............             6.30                3,200,000          3,200,000
UBS, Grand Cayman, 7/1/97 ...............................             6.08               11,000,000         11,000,000
                                                                                                          ------------
TOTAL FIXED TIME DEPOSITS (Cost $69,200,000) ............                                                   69,200,000
                                                                                                          ------------
BANK NOTES  16.8%
Huntington National Bank, Ohio, 7/10/97 .................             5.73               13,300,000         13,300,000
NBD Bank, Detroit, 9/5/97 ...............................             5.71               12,000,000         12,000,000
Wachovia Bank of North Carolina, 7/17/97 ................             5.76               13,300,000         13,300,208
                                                                                                          ------------
TOTAL BANK NOTES (Cost $38,600,208) .....................                                                   38,600,208
                                                                                                          ------------
CERTIFICATES OF DEPOSIT  5.4%
(Cost $12,400,000)
First Tennessee Bank, Memphis, 7/31/97 ..................             5.70               12,400,000         12,400,000
                                                                                                          ------------
TOTAL INVESTMENTS  97.9% (Cost $224,957,153) ............                                                  224,957,153
OTHER ASSETS LESS LIABILITIES  2.1% .....................                                                    4,734,880
                                                                                                          ------------
NET ASSETS  100.0% ......................................                                                 $229,692,033
                                                                                                          ============

----------
See Notes to Financial Statements.

----
4

=======================================================================================================================
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997

ASSETS:
Investments, at value:
Commercial paper (cost $104,756,945) .....................................    $104,756,945
Fixed time deposits (cost $69,200,000) ...................................      69,200,000
Bank notes (cost $38,600,208) ............................................      38,600,208
Certificates of deposit (cost $12,400,000) ...............................      12,400,000                 $224,957,153
                                                                               -----------
Cash .....................................................................................                      278,452
Receivable for Capital Stock sold ........................................................                    7,902,587
Interest receivable ......................................................................                      511,069
Investment in, and expenses prepaid to, shareholder service agent ........................                       54,686
Other ....................................................................................                       93,370
                                                                                                            -----------
TOTAL ASSETS .............................................................................                  233,797,317
                                                                                                            -----------
LIABILITIES:
Payable for Capital Stock redeemed .......................................................                    3,624,584
Accrued expenses, taxes, and other .......................................................                      480,700
                                                                                                            -----------
TOTAL LIABILITIES ........................................................................                    4,105,284
                                                                                                            -----------
NET ASSETS ...............................................................................                 $229,692,033
COMPOSITION OF NET ASSETS:                                                                                 ============
Capital Stock, at par ($0.01 par value; 1,400,000,000 shares authorized;
229,696,660 shares outstanding):
  Class A ................................................................................                 $  1,999,269
  Class B ................................................................................                       44,176
  Class D ................................................................................                      253,522
Additional paid-in capital ...............................................................                  227,399,693
Accumulated net realized loss ............................................................                       (4,627)
                                                                                                            -----------
NET ASSETS:
Applicable to 199,926,945 Class A shares, 4,417,567 Class B shares, and 25,352,148
Class D shares, equivalent to $1.00 per share ............................................                 $229,692,033
                                                                                                           ============

----------
See Notes to Financial Statements.
-----
5

======================================================================================================
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1997




INVESTMENT INCOME:
Interest ..........................................................................         $6,273,980

EXPENSES:
Management fee ...............................................             $463,593
Shareholder account services .................................              271,544
Distribution and service fees ................................              148,448
Registration .................................................               68,566
Custody and related services .................................               37,000
Shareholder reports and communications .......................               34,933
Auditing and legal fees ......................................               24,649
Directors' fees and expenses .................................               12,987
Miscellaneous ................................................                7,571
                                                                         ----------
TOTAL EXPENSES ....................................................................          1,069,291
                                                                                            ----------
INCREASE IN NET ASSETS FROM OPERATIONS-- NET INVESTMENT INCOME ....................         $5,204,689
                                                                                            ==========

----------
See Notes to Financial Statements.

----
6

=========================================================================================================================
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     SIX MONTHS
                                                                                        ENDED              YEAR ENDED
                                                                                    JUNE 30, 1997       DECEMBER 31, 1996
                                                                                    -------------       -----------------
OPERATIONS:
INCREASE IN NET ASSETS FROM OPERATIONS -- NET INVESTMENT INCOME ...............      $  5,204,689        $    9,382,018
                                                                                     ------------        --------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A ....................................................................        (4,657,093)           (8,838,245)
   Class B ....................................................................          (127,513)              (29,542)
   Class D ....................................................................          (420,083)             (514,231)
                                                                                     ------------        --------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS .....................................        (5,204,689)           (9,382,018)
                                                                                     ------------        --------------
CAPITAL SHARE TRANSACTIONS:*
Proceeds from sale of shares:
   Class A ....................................................................       175,920,572           302,318,619
   Class B ....................................................................         3,356,603             2,516,484
   Class D ....................................................................        10,041,333             8,286,958
Net asset value of shares issued in payment of dividends:
   Class A ....................................................................         4,108,180             7,769,306
   Class B ....................................................................           107,403                23,729
   Class D ....................................................................           302,704               395,206
Exchanged from associated Funds:
   Class A ....................................................................       623,767,874         1,123,234,216
   Class B ....................................................................        17,946,512             5,538,322
   Class D ....................................................................       160,338,991           144,499,447
                                                                                     ------------        --------------
Total .........................................................................       995,890,172         1,594,582,287
                                                                                     ------------        --------------
Cost of shares redeemed:
   Class A ....................................................................      (203,558,452)         (315,244,457)
   Class B ....................................................................        (1,165,678)              (57,036)
   Class D ....................................................................        (9,928,183)          (16,603,403)
Exchanged into associated Funds:
   Class A ....................................................................      (609,265,470)       (1,086,522,720)
   Class B ....................................................................       (18,320,710)           (5,528,062)
   Class D ....................................................................      (157,711,811)         (128,823,731)
                                                                                     ------------        --------------
Total .........................................................................      (999,950,304)       (1,552,779,409)
                                                                                     ------------        --------------
INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS ....................................................        (4,060,132)           41,802,878
                                                                                     ------------        --------------
INCREASE (DECREASE) IN NET ASSETS .............................................        (4,060,132)           41,802,878
NET ASSETS:
Beginning of Period ...........................................................       233,752,165           191,949,287
                                                                                     ------------        --------------
END OF PERIOD .................................................................      $229,692,033        $  233,752,165
                                                                                     ============        ==============


----------
* The Fund began offering Class B shares on April 22, 1996.
See Notes to Financial Statements.


----
7

================================================================================
NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman Cash Management Fund, Inc. (the "Fund") offers three classes of shares: Class A shares, Class B shares, and Class D shares, each of which may be acquired by investors at net asset value. All shares existing prior to May 3, 1993, the commencement of Class D shares, were classified as Class A shares. The Fund began offering Class B shares on April 22, 1996. Class B shares are subject to a distribution fee of 0.75%, a service fee of up to 0.25% on an annual basis, and a contingent deferred sales load ("CDSL"), if applicable, of 5% on redemptions in the first year after purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL of 1% imposed on certain redemptions made within one year after purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- The Fund uses the amortized cost method for valuing portfolio securities. Under this method all investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and the maturity value of the issue over the period to maturity.

b. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized. Dividends are declared daily and paid monthly.

c.  SECURITY TRANSACTIONS AND RELATED INVESTMENT
    INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. The cost of investments for federal income tax purposes is substantially the same as the cost for financial reporting purposes. Interest income, including the amortization of discount or premium, is recorded as earned.

d. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J.&W. Seligman &Co. Incorporated (the "Manager"). Securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest, at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements' underlying securities to ensure the existence of the proper level of collateral.

e. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses, if any, are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 1997, distribution and service fees were the only class-specific expenses.

3. MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS -- The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all

----
8

================================================================================
NOTES TO FINANCIAL STATEMENTS

directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and paid monthly, equal to a per annum percentage of the Fund's average daily net assets.

    The management fee rate is calculated on a sliding scale of 0.45% to 0.375% based on average daily net assets of all the investment companies managed by the Manager. The management fee for the six months ended June 30, 1997, was equivalent to an annual rate of 0.41% of the Fund's average daily net assets.

    The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with Seligman Financial Services, Inc. (the "Distributor") and receive a continuing fee of up to 0.25% on an annual basis of the average daily net assets of Class A shares, attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor, and likewise the Fund, did not make payments under the Plan with respect to ClassA shares during the six months ended June 30, 1997.

    Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

    With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to substantially all of this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

    For the six months ended June 30, 1997, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $34,391 and $114,057, respectively.

    The Distributor is entitled to retain any CDSL imposed on certain redemptions of Class D shares occurring within one year after purchase. For the six months ended June 30, 1997, such charges amounted to $14,254.

    The Distributor has sold its rights to collect any CDSL imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSL and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate amount of such payments and the Class B shares distribution fees retained by the Distributor, for the six months ended June 30, 1997, was $9,303.

    Seligman Services, Inc., an affiliate of the Manager, is eligible to receive distribution and service fees pursuant to the Plan. For the six months ended June 30, 1997, Seligman Services, Inc. received distribution and service fees of $4,607, pursuant to the Plan.

    Seligman Data Corp., owned by the Fund and certain associated investment companies, charged the Fund at cost $271,544 for shareholder account services. The Fund's investment in Seligman Data Corp. is recorded at a cost of $3,719.

    Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

                                                                            ----

================================================================================
NOTES TO FINANCIAL STATEMENTS

    The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. The cost of such fees and interest is included in directors' fees and expenses and the accumulated balance thereof at June 30, 1997, of $146,313 is included in other liabilities. Deferred fees and related accrued interest are not deductible for federal income tax purposes until such amounts are paid.

4. LOSS CARRYFORWARD -- At December 31, 1996, the Fund had a net loss carryforward for federal income tax purposes of $4,627, which is available for offset against future taxable net gains, expiring in 1999.

----
10

================================================================================
FINANCIAL HIGHLIGHTS


   The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance of each Class, on a per share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts.

   "Total return based on net asset value" measures each Class's performance assuming that investors purchased Fund shares at net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. Total returns for periods of less than one year are not annualized.

                                                                                    CLASS A
                                                     ------------------------------------------------------------------
                                                          SIX
                                                         MONTHS                   YEAR ENDED DECEMBER 31,
                                                         ENDED --------------------------------------------------------
                                                        6/30/97      1996        1995       1994       1993       1992
                                                      ----------    ------      ------     ------     ------     ------
PER SHARE OPERATING PERFORMANCE:

NET ASSET VALUE, BEGINNING OF PERIOD ...............     $1.000     $1.000      $1.000     $1.000     $1.000     $1.000
                                                         ------     ------      ------     ------     ------     ------
Net investment income                                      .023       .046        .051       .034       .024       .030
Dividends paid or declared .........................      (.023)     (.046)      (.051)     (.034)     (.024)     (.030)
                                                         ------     ------      ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD .....................     $1.000     $1.000      $1.000     $1.000     $1.000     $1.000
                                                         ======     ======      ======     ======     ======     ======
TOTAL RETURN BASED ON NET
ASSET VALUE:                                               2.34%      4.71%       5.18%      3.46%      2.40%      3.10%

RATIOS/SUPPLEMENTAL DATA:

Expenses to average net assets .....................        .80%+      .79%        .86%       .82%       .77%       .76%
Net investment income to average net assets ........       4.66%+     4.61%       5.06%      3.41%      2.37%      3.04%
NET ASSETS, END OF PERIOD
(000s omitted) .....................................    $199,922   $208,950    $177,395   $194,406   $173,902   $193,158
Without management fee waiver or
reimbursement of expenses:**
  Net investment income per share ..................                                                    $.023      $.029
  Ratios:
  Expenses to average net assets ...................                                                     .86%       .85%
  Net investment income to average
  net assets .......................................                                                    2.28%      2.95%


----------
See footnotes on page 12.

----
11

========================================================================================================================
FINANCIAL HIGHLIGHTS


                                                             CLASS B                           CLASS D
                                                      ------------------------------------------------------------------
                                                          SIX                SIX
                                                         MONTHS  4/22/96*   MONTHS    YEAR ENDED DECEMBER 31,    5/3/93*
                                                         ENDED      TO      ENDED   --------------------------     TO
                                                        6/30/97 12/31/96    6/30/97   1996     1995     1994    12/31/93
                                                        ------- --------    -------   ----     ----     ----    --------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ................   $1.000    $1.000   $1.000    $1.000   $1.000   $1.000    $1.000
                                                        ------    ------   ------    ------   ------   ------    ------
Net investment income ...............................     .018      .025     .018      .036     .040     .024      .003
Dividends paid or declared ..........................    (.018)    (.025)   (.018)    (.036)   (.040)   (.024)    (.003)
                                                        ------    ------   ------    ------   ------   ------    ------
NET ASSET VALUE, END OF PERIOD ......................   $1.000    $1.000   $1.000    $1.000   $1.000   $1.000    $1.000
                                                        ======    ======   ======    ======   ======   ======    ======
TOTAL RETURN BASED ON NET
ASSET VALUE:                                              1.83%     2.44%    1.83%     3.67%    4.08%    2.35%      .30%

RATIOS/SUPPLEMENTAL DATA:

Expenses to average net assets ......................    1.80%+    1.78%+   1.80%+    1.79%    1.90%    1.90%     1.74%+
Net investment income to average net assets .........    3.66%+    3.58%+   3.66%+    3.61%    4.02%    2.32%     1.39%+
NET ASSETS, END OF PERIOD
(000s omitted) ......................................   $4,418    $2,493  $25,352   $22,309  $14,554   $3,458       $26
Without management fee waiver or
reimbursement of expenses:**
  Net investment income per share ...................                                                   $.013     $.002
  Ratios:
  Expenses to average net assets ....................                                                   3.23%     1.83%+
  Net investment income to average
  net assets ........................................                                                    .99%     1.30%+

----------
 * Commencement of offering of shares.
** The Manager, at its discretion, waived a portion of its management fees for the Fund for the years 1992 and 1993, and reimbursed certain expenses for Class D shares in 1994.
 + Annualized.
See Notes to Financial Statements.

----
12

================================================================================
REPORT OF INDEPENDENT AUDITORS


--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN CASH MANAGEMENT FUND, INC.:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Cash Management Fund, Inc. as of June 30, 1997, the related statements of operations for the six months then ended and of changes in net assets for the six months then ended and for the year ended December 31, 1996 and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Cash Management Fund, Inc. as of June 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
August 1, 1997
--------------------------------------------------------------------------------


                                                                            ----

================================================================================
BOARD OF DIRECTORS


--------------------------------------------------------------------------------
FRED E. BROWN
DIRECTOR EMERITUS
DIRECTOR AND CONSULTANT, J. & W. Seligman & Co.
 Incorporated

JOHN R. GALVIN 2
DEAN, Fletcher School of Law and Diplomacy at
 Tufts University
DIRECTOR, USLIFE Corporation

ALICE S. ILCHMAN 3
PRESIDENT, Sarah Lawrence College
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center

JOHN E. MEROW
RETIRED CHAIRMAN AND SENIOR PARTNER, Sullivan &
 Cromwell, Law Firm
DIRECTOR, Commonwealth Aluminum Corporation

BETSY S. MICHEL 2
DIRECTOR OR TRUSTEE, Various Organizations

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD, J. & W. Seligman & Co.
 Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch,
 Law Firm

JAMES Q. RIORDAN 3
DIRECTOR, The Brooklyn Union Gas Company
TRUSTEE, Committee for Economic Development
DIRECTOR, Dow Jones & Co., Inc.
DIRECTOR, Public Broadcasting Service

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR, J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3
DIRECTOR OR TRUSTEE, Various Organizations

JAMES N. WHITSON 2
EXECUTIVE VICE PRESIDENT AND DIRECTOR,
   Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, Red Man Pipe and Supply Company

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.

----------------
MEMBER:    1 Executive Committee
           2 Audit Committee
           3 Director Nominating Committee

--------------------------------------------------------------------------------

----
14

================================================================================
EXECUTIVE OFFICERS

--------------------------------------------------------------------------------

WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

LEONARD J. LOVITO
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT

THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Financial Services, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450     Shareholder
                   Services
(800) 445-1777     Retirement Plan
                   Services
(800) 622-4597     24-Hour
                   Automated
                   Telephone
                   Access Service

--------------------------------------------------------------------------------

                                                                            ----

                        SELIGMAN FINANCIAL SERVICES, INC.
                                 AN AFFILIATE OF

                             [GRAPHIC LOGO OMITTED]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017

THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN CASH MANAGEMENT FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.

                                                                      TXCM1 6/97